UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 15, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                     1-13408                56-1362926
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.        Regulation FD Disclosure


On March 15, 2005, Digital Recorders, Inc. announced in a press release that it is encouraged by the U.S. House of Representatives' measure to renew the Transportation Equity Act for the 21st Century (TEA-21) with the Transportation Equity Act: A Legacy for Users (TEA LU, H.R. 3).

The Company also announced in the press release that in the next 12 months to 18 months, it expects to launch several additional security-related products and services for the transit industry, as well as new products and new served markets in both the U.S. and abroad.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.        Financial Statements and Exhibits

(a) Exhibits.
    99.1          Press release dated March 15, 2005.

Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DIGITAL RECORDERS, INC.

Date: March 15, 2005                       By:    /s/ DAVID N. PILOTTE
                                                  --------------------------
                                                  David N. Pilotte
                                                  Chief Financial Officer


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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
   99.1  Press release dated March 15, 2005.